812,500 Shares

CLEARSIGN COMBUSTION CORPORATION

Common Stock

PLACEMENT AGENCY AGREEMENT

February 27, 2014

Brean Capital LLC.

Placement Agent or as Representatives of Several Placement Agents

1345Avenue of the Americas, 29th Floor

New York, NY 10105

Ladies and Gentlemen:

1.                  Introductory. ClearSign Combustion Corporation, a Washington corporation (“Company”), proposes to issue and sell to certain purchasers, pursuant to the terms of this Placement Agency Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”), 812,500 shares (the “Securities”) of its common stock, par value $0.0001 per share (the “Common Stock”). The Company desires to engage Brean Capital LLC as the exclusive placement agent (the “Placement Agents”) and representative of the Placement Agents (the “Representative”) in connection with the offering, issuance and sale of the Securities.

2.                  Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Placement Agents that:

(a)                Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3 and an amendment or amendments thereto (No.333-188381), including a related prospectus or prospectuses (including any documents incorporated by reference therein, the “Base Prospectus”), covering the registration of the Securities under the Act, which was declared effective by the Commission on May 30, 2013. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Agreement:

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means the time of execution of the Subscription Agreements by the parties thereto.

“Closing Date” has the meaning defined in Section 4 hereof.

“Commission” means the U.S. Securities and Exchange Commission.

“Effective Time” of the Registration Statement relating to the Securities means the time of the first contract of sale for the Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of The NASDAQ Stock Market (“Exchange Rules”).

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“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including all 430B Information and all 430C Information with respect to the Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b)               Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)                Shelf Registration Statement. The date of this Agreement is not more than three years subsequent to the more recent of the initial effective time of the Registration Statement.

(d)               General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, the Base Prospectus (which is the most recent Statutory Prospectus distributed to investors generally), the information stated in Schedule A to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Placement Agent through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Placement Agent consists of the information described as such in Section 8(b) hereof.

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(e)                Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement or contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representative and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)                Form S-3. The Company and the transactions contemplated by this Agreement meet the requirements for, and comply with the conditions for the use of, Form S-3 under the Securities Act, including but not limited to Instruction I.B.6 of Form S-3. The Company is not a shell company (as defined in Rule 405 of the Securities Act Regulations) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(g)               Good standing of the Company and Subsidiaries. Each of the Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of organization. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets or business or prospects of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities. (each a “Subsidiary” and collectively “Subsidiaries”). The Company has no “significant subsidiaries” for purposes of the Securities Laws.

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(h)               Securities. The Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package and the Final Prospectus; all outstanding shares of capital stock of the Company are, and, when the Securities have been delivered and paid for in accordance with this Agreement on the Closing Date, such Securities will have been, validly issued, fully paid and nonassessable, will conform to the information in the General Disclosure Package and to the description of such Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Common Stock; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the General Disclosure Package and the Final Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(i)                 No Finder’s Fee. Except as disclosed in the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(j)                 Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), except those registration rights that have been waived in accordance with their terms and all applicable law.

(k)               Listing. The Securities have been approved for listing on The NASDAQ Capital Market (“Nasdaq”), subject to notice of issuance. The Company is in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

(l)                 Audit Opinion. Gumbiner Savett Inc. which has provided an audit opinion concerning the Company’s financial statements and schedules, if any, for the periods set forth in the General Disclosure Package and the Final Prospectus in such report and included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus, has audited the Company’s financial statements and is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States). Except as disclosed in the General Disclosure Package and the Final Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Gumbiner Savett Inc. has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

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(m)             Minute Books. The minute books of the Company and each Subsidiary have been made available to the Placement Agents and counsel for the Placement Agents, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company and each Subsidiary since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(n)               Absence of Further Requirements. Except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws, the Financial Industry Regulatory Authority (“FINRA”) and Nasdaq in connection with the issuance and sale of the Securities by the Company, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the offer or sale of the Securities or the consummation of the transactions contemplated hereby.

(o)               Title to Property. Each of the Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company and any Subsidiary, and under which the Company or any Subsidiary holds properties described in the General Disclosure Package and the Final Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(p)               Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement by the Company, the issue and sale of the Securities by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of (i) any of the terms or provisions of, constitute a default under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, (ii) the provisions of the charter or by-laws of the Company or any Subsidiary, or (iii) to the Company’s knowledge, any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets except in the case of clauses (i) and (iii) of this paragraph, for such breaches, violations or defaults that would not individually or in the aggregate have a Material Adverse Effect.

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(q)               Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)                 Authorization of Agreement. The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement (as defined in Section 4 hereof) and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, the Subscription Agreements and the Escrow Agreement have been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligations of the Company enforceable in accordance with their respective terms. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.

(s)                Possession of Licenses and Permits. Each of the Company and each Subsidiary possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of its businesses as described in the General Disclosure Package and the Final Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. Each of the Company and each Subsidiary is in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any Subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed.

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(t)                 Absence of Labor Dispute. No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any Subsidiary.

(u)               Possession of Intellectual Property. Each of the Company and each Subsidiary owns or possesses the right to use all patents and patent applications, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, tradenames, copyrights, copyright registrations and applications, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Final Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person or entity to the rights of the Company or any Subsidiary with respect to the foregoing except for those in the General Disclosure Package and the Final Prospectus or those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the General Disclosure Package and the Final Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms. Each of the Company and each Subsidiary has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person or entity to any Intellectual Property license. To the Company’s knowledge, the Company’s and each Subsidiary’s respective businesses as now conducted and as proposed to be conducted does not and will not infringe, misappropriate or otherwise violate or conflict with any valid patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person or entity. No claim has been made against the Company or any Subsidiary alleging the infringement, misappropriation or other violation by the Company or any Subsidiary of any patent, trademark, service mark, trade name, copyright, trade secret, license or other Intellectual Property or franchise right of any person or entity. Each of the Company and each Subsidiary has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. To the Company’s knowledge, all Intellectual Property owned by the Company and/or each Subsidiary is valid and enforceable. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person or entity in respect of, the Company or any Subsidiary’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of their respective businesses as currently conducted. With respect to the use of the software in the Company or any Subsidiary’s business as it is currently conducted, neither the Company nor any Subsidiary has experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected. The Company and each Subsidiary have at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and any Subsidiary in the conduct of the Company and each Subsidiary’s business. No claims have been asserted or threatened against the Company or any Subsidiary alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any Subsidiary in the conduct of the Company’s or any Subsidiary’s business. Each of the Company and each Subsidiary takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse, except for those that would not have a Material Adverse Effect.

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(v)               Environmental Laws. Each of the Company and each Subsidiary is in compliance with all foreign, federal, state and local rules, laws, regulations and permits relating to the use, treatment, storage, disposal or release of hazardous or toxic substances or wastes or protection of health and safety or the environment (“Environmental Laws”) which are applicable to the Company or its Subsidiaries or their respective businesses or properties, except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or release of any kind which would not have, singularly or in the aggregate with all such disposals, discharges, emissions and releases, a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, any related constraints on operating activities and any potential liabilities or fines to third parties, including governmental authorities) which would, singularly or in the aggregate, have a Material Adverse Effect.

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(w)             Accurate Disclosure. The statements in the General Disclosure Package and the Final Prospectus under the headings “Description of Securities that May Be Offered”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

(x)               No Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(y)               Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(z)                FINRA. Neither the Company nor any Subsidiary nor any of their affiliates (within the meaning of FINRA’s Conduct Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(aa)            Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb)           Statistical and Market-Related Data. Any third-party statistical and market-related data included or incorporated by reference in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(cc)            Internal Controls and Compliance with the Sarbanes-Oxley Act. Each of the Company and each Subsidiary maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package and the Final Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is in compliance with all applicable provisions of Sarbanes-Oxley and all applicable rules and regulations promulgated thereunder or implementing the provisions thereof that are presently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of Sarbanes-Oxley not currently in effect upon it and at all times after the effectiveness of such provisions.

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(dd)          Litigation. Except as set forth in the General Disclosure Package and the Final Prospectus, there is no legal or governmental action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is required to be described in the Registration Statement, the General Disclosure Package or the Final Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary, could have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(ee)            Financial Statements. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Final Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its Subsidiary at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Final Prospectus comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package, or and the Final Prospectus in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes, if any, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

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(ff)             No Material Adverse Change in Business. Neither the Company nor any Subsidiary has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any Subsidiary, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company or any Subsidiary otherwise than as set forth or contemplated in the General Disclosure Package and the Final Prospectus.

(gg)           Investment Company Act. Neither the Company nor any Subsidiary is or, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Final Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(hh)           Ratings. No “nationally recognized statistical rating organization” as such term is defined is defined in Section 3(a)(62) of the Exchange Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(ii)               Taxes. Each of the Company and each Subsidiary (i) has timely filed all necessary federal, state, local and foreign tax returns or has duly obtained extensions of time for the filing thereof, and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph, that would not, singularly or in the aggregate, have a Material Adverse Effect. Each of the Company and each Subsidiary has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company and each Subsidiary in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since inception each of the Company and each Subsidiary has not incurred any liability for taxes other than in the ordinary course.

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(jj)               PFIC Status. The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for its most recently completed taxable year and, based on the Company’s current projected income, assets and activities, the Company does not expect to be classified as a PFIC for any subsequent taxable year.

(kk)           ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including ERISA and the Code. Each of the Company and each Subsidiary has not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company and each Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(ll)               FCPA. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures reasonably designed to ensure continued compliance therewith.

(mm)       Office of Foreign Assets Control. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn)           No Unlawful Payments. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

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(oo)           Margin Securities. Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(pp)           Anti-Money Laundering. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(qq)           Intentionally Omitted.

(rr)              Insurance. Each of the Company and each Subsidiary carries, or is covered by, insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(ss)             Outstanding Loans. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company, any Subsidiary or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof.

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(tt)              XBRL Language. The interactive data in eXtensible Business Reporting Language included as an exhibit to any document incorporated by reference into the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

3.                  Agreement to Act as Placement Agents.

(a)                On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company engages the Placement Agents, on a commercially reasonable efforts basis, to act as its exclusive placement agents and the Representative, as the representative of the Placement Agents in connection with the offer and sale, by the Company, of the Securities to the Purchasers. The Securities are being sold to the Purchasers pursuant to the Subscription Agreements on the terms described on Schedule A hereto. The Placement Agents may retain other brokers or dealers to act as sub-agents on their respective behalf in connection with the offering and sale of the Securities. Until the earlier of the Closing Date (as defined in Section 4 hereof) or the termination of this Agreement, the Company shall not, without the prior consent of the Representative on behalf of the Placement Agents, solicit or accept offers to purchase the Securities otherwise than through the Placement Agents.

(b)               The Company expressly acknowledges and agrees that the Placement Agents’ obligations hereunder are on a commercially reasonable efforts basis, and this Agreement shall not give rise to any commitment by the Placement Agents or any of their affiliates to underwrite or purchase any of the Securities or otherwise provide any financing. No Placement Agent shall have authority to bind the Company in respect of the sale of any Securities. The sale of the Securities shall be made pursuant to the Subscription Agreements.

(c)                Each Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Securities has been solicited by such Placement Agent and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential Purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will any Placement Agent be obligated to purchase any Securities for its own account and, in soliciting purchases of Securities, the Placement Agents shall act solely as the Company’s agent and not as a principal. Notwithstanding the foregoing and except as otherwise provided in Section 3(d), it is understood and agreed that each Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Securities as a principal; provided, however, that any such purchases by such Placement Agent (or its affiliates) shall be fully disclosed to the Company (including the identity of such Investors) and approved by the Company in accordance with Section 3(d).

(d)               Subject to the provisions of this Section 3, offers for the purchase of Securities may be solicited by any Placement Agent as agent for the Company at such times and in such amounts as such Placement Agent deems advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion, subject to providing prior notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

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(e)                As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Placement Agents, an aggregate amount based on a certain percentage of the gross proceeds received by the Company from the sale of Securities on the Closing Date as set forth on Schedule A hereto (the “Agency Fee”). Each Placement Agent agrees that the foregoing compensation, together with any expense reimbursement payable hereunder, constitutes all of the compensation that such Placement Agent shall be entitled to receive in connection with the offering contemplated hereby; such compensation shall supersede, in all respects, any and all prior agreements or understandings relating to compensation to be received by such Placement Agent from the Company in connection with the offering contemplated hereby. In addition, the Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Closing Date a warrant (“Representative’s Warrant”) for the purchase of an aggregate of 20,313 shares of Common Stock, representing 2.5% of the Shares, for an aggregate purchase price of $100.00. The Representative’s Warrant agreement, in the form attached hereto as Exhibit E (the “Representative’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing on a date which is one (1) year after the Closing Date and expiring on the five-year anniversary of the Closing Date at an initial exercise price per share of Common Stock of $10.00, which is equal to 125% of the offering price of the Securities. The Representative’s Warrant and the shares of Common Stock issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying shares of Common Stock during the one hundred eighty (180) days after the date of the Final Prospectus and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the date of the Final Prospectus to anyone other than (i) a Placement Agent or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Placement Agent or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

(f)                No Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted and from whom subscription proceeds have been received, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company.

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4.                  Payment and Delivery. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Sichenzia Ross Friedman Ference LLP (or at such other place as shall be agreed upon by the parties), at 10:00 A.M., New York City time, on March 5, 2014 (unless another time shall be agreed to by the parties, such time herein referred to as the “Closing Date”). The Company, the Placement Agents and Continental Stock Transfer & Trust Company (the “Escrow Agent”) have entered into an Escrow Agreement dated as of February 24, 2014 (the “Escrow Agreement”). Subject to the terms and conditions hereof and of the Escrow Agreement, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer, against delivery of certificates for the Securities to such persons, and shall be registered in such name or names and shall be in such denominations, as the Representative may request at least one business day before the Closing Date. Payment of the purchase price for the Securities to be purchased by the Purchasers shall be made by such Purchasers directly to the Escrow Agent and the Escrow Agent agrees to hold such purchase price in escrow in accordance herewith. Subject to the terms and conditions hereof and of the Subscription Agreements and the Escrow Agreement, the Escrow Agent shall, on the Closing Date, deliver to the Company, by Federal Funds wire transfer, the aggregate purchase price so held by the Escrow Agent in escrow, reduced by an amount equal to the sum of the aggregate Agency Fee payable to the Placement Agents and the Representative’s bona fide estimate of the amount, if any, of expenses for which the Placement Agents are entitled to reimbursement pursuant hereto. Thereafter, the Escrow Agent’s obligations with respect to the escrow of the purchase price so held by it shall cease. The Company and the Representative hereby agree to deliver to the Escrow Agent a Closing Notice in the form reasonably acceptable to the Escrow Agent, the Company and the Representative at least one day prior to the Closing Date. At least one day prior to the Closing Date, the Representative shall submit to the Company the Placement Agents’ expense reimbursement invoices and the Company shall make the necessary reconciling payment on the Closing Date. Electronic transfer of the Securities shall be made on the Closing Date in such names and in such denominations as the Representative shall specify.

5.                  Certain Agreements of the Company. The Company agrees with the several Placement Agents that:

(a)                Filing of Prospectuses. The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Representative, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement. The Company has complied and will comply with Rule 433 to the extent applicable.

(b)               Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Representative of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus at any time, will offer the Representative a reasonable opportunity to comment on any such amendment or supplement and will not file any such proposed amendment or supplement to which you reasonably object; and the Company will also advise the Representative promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

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(c)                Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representative of such event so that any use of the General Disclosure Package may cease until it is amended or supplemented and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agents and the dealers and any other dealers in such quantities as the Representative may reasonably request, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representative’s consent to, nor the Placement Agents’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d)               Rule 158. As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.

(e)                Furnishing of Prospectuses. The Company will furnish to the Representative copies of the Registration Statement, including all exhibits, any Statutory Prospectus, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests. The Company will pay the expenses of printing and distributing to the Placement Agents all such documents.

(f)                Blue Sky Qualifications. The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required for the distribution.

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(g)               Reporting Requirements. During the period of 3 years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Placement Agents, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representative (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Placement Agents.

(h)               Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including but not limited all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees relating to the registration of the Shares to be sold in the Offering with the Commission; (b) all actual FINRA Public Offering System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Shares on the NASDAQ Capital Market (d) [Intentionally omitted.] ; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of such Shares under the securities laws of such foreign jurisdictions as Brean may reasonably designate with advance notice to and consent from the Company; (f) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Placement Agency Agreement, any Blue Sky Surveys and, if appropriate, any Selected Dealers’ Agreement, and Placement Agents’ Questionnaire), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many final Prospectuses as Brean may reasonably deem necessary; (g) the costs of preparing, printing and delivering certificates representing the Shares; (h) fees and expenses of the transfer agent for the Common Stock; (i) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to Brean; (j) the fees and expenses of the Company’s accountants; and (k) the fees and expenses of the Company’s legal counsel and other agents and representatives. The Representative may deduct from the net proceeds of the Offering payable to the Company at Closing the actual and accountable out-of-pocket expenses, subject to a cap on such actual and accountable out-of-pocket expenses of $75,000 in the aggregate (the “Cap”), to be paid by the Company to the Placement Agents, less the Advance (as such term is defined in Section 9 hereof), provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Placement Agents pursuant to Section 9 hereof.

(i)                 Use of Proceeds. The Company will use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the General Disclosure Package and, except as disclosed in the General Disclosure Package and the Final Prospectus, the Company does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Placement Agent.

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(j)                 Absence of Manipulation. Neither the Company, nor any Subsidiary nor, to the Company’s knowledge, any of the Company’s or any Subsidiary’s officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(k)               Restriction on Sale of Securities. For the period specified below (the “Lock-Up Period”), neither the Company nor any officer or director will, directly or indirectly, take any of the following actions with respect to the Common Stock or any securities convertible into or exchangeable or exercisable for any shares of Common Stock (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representative. The restrictions set forth in this Section (k) shall not apply to (A) the sale of the Securities to the Purchasers; (B) the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Pricing Disclosure Package and Final Prospectus, (C) the issuance of Common Stock pursuant to valid exercises of options, warrants or rights outstanding on the date hereof, (D) the issuance by the Company of any Common Stock or securities convertible into or exchangeable for Common Stock as consideration for mergers, acquisitions, other business combinations or strategic alliances occurring after the dates of this Agreement; provided that each recipient of Common Stock pursuant to this clause (D) agrees that all such shares remain subject to restrictions substantially similar to those contained in this paragraph (k); or (E) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. The initial Lock-Up Period will commence on the date hereof and continue for two months after the date hereof or such earlier date that the Representative consents to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the materials news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period. Notwithstanding the foregoing, during the Lock-Up Period, the Company may close any offering or offerings of its securities (the “Subsequent Offering”) at a price or prices that equal or exceed 115% of the price at which the Representative sells the Shares in the Offering provided that (1) any Subsequent Offering will not exceed the aggregate amount raised in the Offering and (2) such Subsequent Offering will not occur until at least 30 days after the Closing Date.

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6.                  Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Placement Agent represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

7.                  Conditions of the Obligations of the Placement Agents. The obligations of the Placement Agents hereunder will be subject to the accuracy of the representations and warranties of the Company herein (as though made as of the Applicable Time and on the Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                Accountants’ Comfort Letter. The Representative shall have received letters, dated, respectively, the date hereof and the Closing Date, of Gumbiner Savett Inc confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Exhibit B hereto.

(b)               Filing of Prospectus. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Placement Agent, shall be contemplated by the Commission.

(c)                No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq or the NYSE Amex or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Final Prospectus. Since the date of the latest audited financial statements included in the General Disclosure Package and the Final Prospectus or incorporated by reference in the General Disclosure Package and Final Prospectus as of the date hereof, (i) neither the Company nor any Subsidiary shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package and the Final Prospectus, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company nor any Subsidiary, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and any Subsidiary, otherwise than as set forth in the General Disclosure Package and Final Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this sentence, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package and the Final Prospectus. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary.

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(d)               Opinion of Counsel for Company. The Representative shall have received an opinion and 10b-5 negative assurance letter, each dated the Closing Date, of Richardson and Patel LLC, counsel for the Company and its subsidiaries, in the form set forth on Exhibit C.

(e)                Opinion of IP Certificate from Company. The Representative shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, , in the form set forth on Exhibit D regarding the Intellectual Property of the Company.

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(f)                Officer’s Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Final Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Final Prospectus, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Final Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package and the Final Prospectus, any material adverse change in the financial position or results of operations of the Company or any Subsidiary, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company or any Subsidiary, except as set forth in General Disclosure Package and the Final Prospectus.

(g)               Listing. Nasdaq shall have approved the Securities for listing, subject only to official notice of issuance.

(h)               No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the placement agency terms and arrangements relating to the offering of the Securities.

(i)                 Subscription Agreements. The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(j)                 Escrow Agreement. The Company shall have entered into the Escrow Agreement and such agreement shall be in full force and effect.

(k)               Lock-up Agreements. On or prior to the date hereof, the Representative shall have received lockup letters in the form attached hereto as Exhibit F from the Company’s directors, executive officers and certain shareholders.

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The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. The Representative may in its sole discretion waive on behalf of the Placement Agents compliance with any conditions to the obligations of the Placement Agents hereunder.

8.                  Indemnification and Contribution.

(a)                Indemnification of Placement Agents. The Company will indemnify and hold harmless each Placement Agent, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus or (ii) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Placement Agent through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Placement Agent consists of the information described as such in subsection (b) below.

(b)               Indemnification of Company. Each Placement Agent will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Placement Agent Indemnified Party”), against any losses, claims, damages or liabilities to which such Placement Agent Indemnified Party may become subject, under the Act, the Exchange Act, other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Placement Agent through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Placement Agent Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Placement Agent consists of the following information in the Final Prospectus furnished on behalf of each Placement Agent: the paragraph entitled “Passive Market Making” under the caption “Plan of Distribution”.

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(c)                Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof except as set forth below. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

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(d)               Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Securities; provided, however, that in no case shall any Placement Agent be responsible for any contribution in an amount in excess of the placement agent fees and commissions applicable to the Securities purchased by the Purchasers hereunder. If the allocation provided above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total placement agent fees and commissions received by the Placement Agents. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agents’ obligations in this subsection (d) to contribute are several in proportion to their respective placement agent obligations and not joint. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

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9.                  Termination. The Representative may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, on the New York Stock Exchange or the NASDAQ Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by the United States Federal Government or New York State, or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the Representative’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representative’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package. Notwithstanding anything to the contrary in this Agreement in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Placement Agents their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of Representative Counsel), inclusive of the $25,000 advance for accountable expenses previously paid by the Company to the Representative (the “Advance”) and upon demand the Company shall pay the full amount thereof, subject to the Cap, to the Representative on behalf of the Placement Agents; provided, however, that any payment in accordance with this Section shall in no way limit or impair the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

10.              Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Placement Agent, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the sale of the Securities provided for herein is not consummated for any reason other than solely by reason of a default by any of the Placement Agents, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities, and the respective obligations of the Company and the Placement Agents pursuant to Section 8 hereof shall remain in effect. In addition, if any Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11.              Notices. All communications hereunder will be in writing and, if sent to the Placement Agents, will be mailed, delivered or telegraphed and confirmed to the Representative at Brean Capital LLC, 1345 Avenue of the Americas, 29th Floor, New York, NY 10105 , (fax: (212) 702-6548), Attention: William McCluskey, Senior Managing Director, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 12870 Interurban Avenue South, Seattle, Washington 98168, Attention: Richard F. Rutkowski, Chief Executive Officer, Fax: (206) 299-3553; provided, however, that any notice to an Placement Agent pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Placement Agent.

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12.              Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13.              Representation of Placement Agents. The Representative will act for the several Placement Agents in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Placement Agents.

14.              Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby

15.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

16.              Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)                No Other Relationship. The Placement Agents have been retained solely to act as placement agents in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agents have been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Placement Agents have advised or are advising the Company on other matters;

(b)               Arms’ Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Placement Agents and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)                Absence of Obligation to Disclose. The Company has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)               Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

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17.              Headings. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.

18.              Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 11 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY OMITTED]

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If the foregoing is in accordance with the Placement Agents’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Placement Agents in accordance with its terms.

Very truly yours,

CLEARSIGN COMBUSTION CORPORATION

		By:	/s/ James N. Harmon
Name: James N. Harmon
Title: Chief Financial Officer & Corporate Secretary

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

BREAN CAPITAL LLC

By:	/s/ William J. McCluskey
Name: William J. McCluskey
Title: Managing Director

Acting on behalf of itself and as the

Representative of the several Placement Agents.

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SCHEDULE A

Number of Securities to be issued: 812,500

Offering Price: $8.00 per share

Agency Fee: 7.5%

Number of Representative Warrants: 20,313

SCHEDULE B

1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)

EXHIBIT A

Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

Clearsign Combustion Corporation.

12870 Interurban Avenue South

Seattle, Washington 98168

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                  This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Clearsign Combustion Corporation., a Washington corporation (the “Company”), and the Investor.

2.                  The Company has authorized the sale and issuance to certain investors of up to an aggregate of 812,500 shares (the “Securities”) of its common stock, par value $0.001 per share (the “Common Stock”), for a purchase price of $8.00 per share (the “Purchase Price”).

3.                  The offering and sale of the Securities (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3 (including the Prospectus contained therein (including any documents incorporated by reference therein, the “Base Prospectus”) and any documents incorporated by reference therein, the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof and (3) a Final Prospectus Supplement (the “Final Prospectus Supplement,” and together the Base Prospectus, the “Final Prospectus”) containing the final terms of the Offering that has been delivered to the Investor and that will be filed with the Commission.

4.                  The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the placement agents (the “Placement Agents”) named in the Final Prospectus and that there is no minimum offering amount.

5.                  The manner of settlement of the Securities purchased by the Investor shall be determined by such Investor as follows (check one):

Ex. A - 1

[____]	A.	Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by vStock Transfer LLC, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SECURITIES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SECURITIES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

JP Morgan Chase
4 Metro Tech Center

Brooklyn, NY 11417
ABA # 021000021

Swift Code: chasus33
Account Name: Continental Stock Transfer & Trust Co. AAF ClearSign Combustion Corp.

Account Number: 530-158396

REF: (Investor Name)

— OR —

[____]	B.	Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Securities registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor at the Closing directly to the account(s) at Brean Capital LLC (“Brean”) identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY BREAN OF THE ACCOUNT OR ACCOUNTS AT BREAN TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT BREAN TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

Ex. A - 2

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER, AT THE COMPANY’S DISCRETION.

6.                  The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) it, after giving effect to the transactions contemplated hereby, will not, either individually or with a group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), be the beneficial owner of 20% or more of the Company’s outstanding Common Stock. For purposes of this Section 6, beneficial ownership shall be determined pursuant to a Rule 13d-3 under the Exchange Act. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.                  The Investor represents that it has received (i) the final Base Prospectus, dated May 30, 2013, which is a part of the Company’s Registration Statement, (ii) the documents incorporated by reference therein (or otherwise made available to it by the filing by the Company of an electronic version thereof with the Commission) and (iii) any free writing prospectus (collectively, the “Disclosure Package”) prior to the execution by the Investor of this Agreement. The Investor understands that prior to delivery of this Agreement to the Company the Investor will receive the Final Prospectus.

8.                  No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Final Prospectus and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company. The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Securities, in whole or in part.

Ex. A - 3

Number of Securities:

Purchase Price Per Securities: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ______________, 2014

INVESTOR
By:

Print Name:

Title:

Address:

Agreed and Accepted
this ______ day of _____________, 2014:

CLEARSIGN COMBUSTION CORP.

By:
Title:

Ex. A - 4

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.                  Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.                  Agreement to Sell and Purchase the Securities; Placement Agent.

2.1              At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2              The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3              Investor acknowledges that the Company has agreed to pay Brean Capital LLC (collectively, the “Placement Agents”) a fee (the “Placement Fee”) in respect of the sale of Securities to the Investor.

2.4              The Company has entered into a Placement Agency Agreement, dated February 27, 2014 (the “Placement Agreement”), with the Placement Agents. Under Section 3 of the Placement Agreement, the Company has made representations and warranties to the Placement Agents and the Investors, which the Investors shall be entitled to rely upon as third party beneficiaries thereof.

3.                  Closings and Delivery of the Securities and Funds.

3.1              Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Representative (as defined in the Placement Agreement), and of which the Investors will be notified in advance by the Placement Agreement, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Securities set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2              Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor pursuant to this Agreement, including the Terms and Conditions for Purchase of Securities, and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date pursuant to this Agreement, including the Terms and Conditions for Purchase of Securities.

Ex. A - 5

3.3              Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date pursuant to this Agreement and Section 7 of the Placement Agreement, and to the condition that the Placement Agents shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company.

3.4              Delivery of Funds.

(a)            Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Securities purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company and the Placement Agents pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of February 24, 2014, by and among the Company, the Placement Agents and Continental Stock Transfer & Trust Company (the “Escrow Agent”):

JP Morgan Chase

4 Metro Tech Center

Brooklyn, NY 11417

ABA # 021000021

Swift Code: chasus33

Account Name: Continental Stock Transfer & Trust Co. AAF ClearSign Combustion Corp.

Account Number: 530-158396

REF: (Investor Name)

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of each Investor to the Company upon the satisfaction, in the sole judgment of the Representative, of the conditions set forth in Section 3.3 hereof. The Representative shall have no rights in or to any of the escrowed funds, unless the Representative and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.4 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Ex. A - 6

Investor shall also furnish to the Representative a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

(b)               Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Securities purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at Brean Capital LLC (“Brean”) to be credited with the Securities being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

3.5              Delivery of Shares.

(a)                Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Securities purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Philadelphia Stock Transfer, the Company’s transfer agent, to credit such account or accounts with the Securities by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Investor by the Representative. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.4 above, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Securities pursuant to the information contained in the DWAC.

(b)               Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Securities purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify Brean of the account or accounts at Brean to be credited with the Securities being purchased by such Investor. On the Closing Date, the Company shall deliver the Securities to the Investor directly to the account(s) at Brean identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.

4.                  Representations, Warranties and Covenants of the Investor.

The Investor represents and warrants to, and agrees with, the Company and the Placement Agents that:

Ex. A - 7

4.1              The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Securities set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the Final Prospectus and the documents incorporated by reference therein.

4.2              (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agents have not authorized to make and have not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus or the Final Prospectus.

4.3              (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4              The Investor understands that nothing in this Agreement, the General Disclosure Package, the Final Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.5              Since the earlier to occur of (i) the date on which the Placement Agents first contacted such Investor about the Offering and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

Ex. A - 8

5.                  Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of the Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor. The Placement Agents and Brean shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.                  Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)                if to the Company, to:

Clearsign Combustion Corp.

12870 Interurban Avenue South

Seattle, Washington 98168

Attention: Richard F. Rutkowski, Chief Executive Officer

Fax No: (206) 299-3553

with a copy (which shall not constitute notice) to:

Richardson & Patel, LLP

The Chrysler Building,

405 Lexington Avenue, 49th Floor

New York, NY 10174

Attention: Kevin Friedmann, Esq.

Fax No: (917) 591-6898

(b)               if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

Ex. A - 9

7.                  Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.                  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.                  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.              Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.              Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.              Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Securities to such Investor and an acceptance of such Investor’s offer to purchase such Securities.

13.              Press Release. The Company and the Investor agree that the Company shall issue one or more press releases (a) announcing the Offering and (b) disclosing any material, non-public information regarding the proposed restructuring of the Company that was described in the Final Prospectus prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

14.              Termination. In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, the Agreement shall terminate without any further action on the part of the parties hereto.

15.              Assignability of Agreement. The Agreement and the Investor’s rights, obligations and interest under the Agreement, including the Terms and Conditions for Purchase of Securities, are not transferable or assignable by the Investor.

Ex. A - 10

EXHIBIT A

CLEARSIGN COMBUSTION CORP.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Securities are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Securities are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Securities:

8.	Account Number at DTC Participant being credited with the Securities:

Ex. A - 11

EXHIBIT B

Form of Comfort Letter

Ex. B - 1

EXHIBIT C

Form of Opinion of Richardson Patel LLP

Ex. C - 1

EXHIBIT D

Form of IP Certificate from the Company

Ex. D - 1

EXHIBIT E

Form of Placement Agent Warrant

Ex. E - 1

EXHIBIT F

Form of Lock-Up

Ex. F - 1